UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 13, 2015

Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-178959	45-1478440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Las Cimas Parkway Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 328-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 11, 2015, Epicor Software Corporation (“Epicor” or the “Company”) issued a press release announcing its plan to spin-off its Retail Solutions Business into a separate privately-held company, temporarily known as “SpinCo” until the transaction is completed, as well as its proposed debt offering of $2.1 billion. The press release as well as additional pro forma financial information being presented to potential lenders and/or investors was disclosed by the Company on the Current Report on Form 8-K furnished on May 12, 2015.

In connection with the announced proposed refinancing of the debt the Company plans on presenting to potential lenders and/or investors certain additional pro forma financial information regarding the Company and SpinCo following the spinoff. Such financial information is attached hereto as Exhibit 99.1 and incorporated herein by reference. The financial information included herein is unaudited and intended to illustrate the effects of the transactions described therein and may not be an indication of our financial condition or results of operations following such transactions. Adjustments and assumptions have been made and the information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with accuracy. The assumptions used in preparing the financial information may not prove to be accurate.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1., is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial Information

This report and the exhibits hereto contain forward-looking statements relating to, among other things, the separation and spin-off, the expected timetable for completing the spin-off and the expected future performance of Epicor’s and SpinCo’s businesses. A more thorough discussion of certain factors that may affect Epicor’s actual results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Epicor’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting Epicor’s investor’s web site at http://www.epicor.com/Company/Pages/Investors.aspx or the SEC’s web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this report or the exhibits hereto, which are based on information available to Epicor on the date hereof. Epicor assumes no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: May 13, 2015	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Information